UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2004

ATLANTIC LIBERTY FINANCIAL CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-49967	16-1615014
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

186 Montague Street, Brooklyn, New York	11201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 855-3555

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 15, 2004, Atlantic Liberty Financial Corp. entered into employment agreements with Barry M. Donohue and William M. Gilfillan. The Board of Directors also adopted a retirement plan for directors.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Exhibits.

The following Exhibits are attached as part of this report:

10.1 Employment Agreement between Atlantic Liberty Financial Corp. and Barry M. Donohue

10.2 Employment Agreement between Atlantic Liberty Financial Corp. and William M. Gilfillan

10.3 Atlantic Liberty Savings, F.A. Directors Retirement Plan

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATLANTIC LIBERTY FINANCIAL CORP.
DATE: December 21, 2004	By: /s/ Barry M. Donohue
Barry M. Donohue
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement between Atlantic Liberty Financial Corp. and Barry M. Donohue
10.2	Employment Agreement between Atlantic Liberty Financial Corp. and William M. Gilfillan
10.3	Atlantic Liberty Savings, F.A. Directors Retirement Plan